ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is made as of June ____, 2010, between CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, as seller (“Seller”), and [LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation], as purchaser (“Purchaser”).

Seller, in consideration of the payment of $7,857,000 (the “Payment”) on the date hereof, the receipt and sufficiency of which are acknowledged, hereby sells, transfers, assigns, delivers, sets-over and conveys to Purchaser, without recourse and without representations, warranties or covenants, express or implied, except as set forth on Exhibit A attached hereto and made a part hereof, all right, title and interest of Seller in and to that certain mortgage loan in the original principal amount of $18,675,000 (the “Loan”) made by Seller, as lender, to the parties set forth on Exhibit C attached hereto, each as borrower (individually and collectively, as the context may require, “Borrower”), including, without limitation, any claims and causes of action with respect to the Loan.  The Loan is secured by, among other things, that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of August 31, 2007, executed by Borrower to Seller (the “Security Instrument”), and recorded on September 17, 2007, in Mortgage Book 16984, Page 620 in the Official Records of Bergen County, New Jersey. Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the Security Instrument.

The Loan and the Loan Documents are being sold, transferred and assigned to Purchaser “AS-IS, WHERE IS, AND WITH ALL FAULTS”, except as expressly provided herein (including Exhibit A).  Purchaser hereby acknowledges that neither Seller nor any other person or entity has made any representations or warranties with respect to the Loan or the Loan Documents (except as expressly provided herein (including Exhibit A), and that, except to the extent expressly provided herein (including Exhibit A) to the contrary, Seller shall not have any responsibility for (i) the collectability of the Loan, (ii) the validity, enforceability or legal effect of any of the Loan Documents or any due diligence materials furnished to Seller in connection with the origination and/or sale of the Loan, (iii) the validity, sufficiency, priority or effectiveness of any lien created by the Loan Documents, (iv) the financial condition of Borrower or any guarantor(s) or the ability of any such party to perform their respective obligations under the Loan Documents, (v) the existence or nonexistence of any default or Event of Default under the Loan Documents, (vi) rights of offset, deductions, negotiability or holder in due course status, or the accuracy or completeness of the matters disclosed, represented or warranted by any party in the Loan Documents, (vii) the condition of the Loan or the value or income potential of the Loan or any collateral for the Loan,  (viii) the adequacy of the collateral for the Loan or (ix) the state of title to the Property or any other collateral pledged in respect of the Loan, except to the extent of the representations and warranties provided herein (including Exhibit A).  Without in any way limiting the generality of the foregoing, except to the extent of the representations and warranties provided herein (including Exhibit A), Seller has not made, does not make or undertake, and expressly disclaims any representation, warranty or obligation, expressed or implied, as to any characteristic or other matter affecting or related to the Property, including the presence of any Hazardous Substance in the Property or any other environmental or other matters related to the physical condition of the Property (both surface and subsurface).  Except as expressly provided herein (including Exhibit A), Purchaser assumes all risk of loss in connection with the Loan from and after the date hereof.  Purchaser has been given reasonable opportunity to review and, to the extent Purchaser deemed necessary, has examined, and in any case, Purchaser hereby acknowledges (subject to the representation of Seller contained in subsection (a)(viii) of Exhibit A) that Seller has made available to Purchaser all of the Loan Documents and the terms of the Loan, and the terms and conditions of all other documents and agreements relating to the Loan entered into by Borrower, or any guarantor of the Loan.

Purchaser acknowledges that neither Seller nor its agents, employees, officers, representatives or attorneys have made any representation or warranty with respect to any tax matters relating to the transactions contemplated hereby, Purchaser shall be solely responsible for its own tax analysis and Seller shall have no liability or obligation whatsoever in connection with any tax consequences or treatment relating to or arising from the sale of the Loan by Seller to Purchaser.

Purchaser hereby accepts the foregoing assignment and hereby assumes and agrees to fulfill, perform and discharge, from and after the date hereof, all of the obligations of Seller with respect to the Loan under the Loan Documents accruing from and after the date hereof, to the same effect as if Purchaser had been Seller under the Loan.  From and after the date hereof, Seller shall be released of the foregoing commitments, obligations and liabilities accruing from and after the date hereof.

Each of Purchaser and Seller represents and warrants to the other that no broker or finder has been engaged by it and it has had no conversations or discussions with any broker or finder in connection with the Property, the Loan or any of the transactions contemplated by this Assignment and to its knowledge no broker or finder is in any way connected with any of such transactions.

Seller covenants and agrees with the Purchaser that, at any time, and from time to time hereafter, upon the reasonable request of the Purchaser, and without payment of further consideration to the Seller (except for the Seller’s reasonable verifiable third party costs and expenses incurred in connection with the Purchaser’s request, which costs and expenses shall be paid by the Purchaser), Seller shall do, execute, acknowledge and deliver, and shall cause to be done, executed, acknowledged and delivered, all such further acts, deeds, documents, instruments, assignments, transfers, conveyances and assurances as may be reasonably required in order to better assign, transfer, grant, convey and confirm to the Purchaser, the Loan sold by the Seller as provided for herein.  Furthermore, as soon as practicable after the date of this Assignment, Seller shall execute such documents as are required by applicable law so as to substitute Purchaser as the party plaintiff in any litigation, foreclosure or trustee’s sale, any of the preceding of which was commenced by Seller with respect to the Loan prior to the date hereof.

Purchaser covenants and agrees that at any time, and from time to time hereafter, upon the reasonable request of the Seller, and without payment of further consideration to the Purchaser (except for Purchaser’s reasonable verifiable third party costs and expenses incurred in connection with Seller’s request, which costs and expenses shall be paid by Seller), the Purchaser shall do, execute, acknowledge and deliver, and shall cause to be done, executed, acknowledged and delivered, all such further acts, deeds, documents, instruments, assignments, transfers, conveyances and assurances as may be reasonably required in order to reflect accurately the status of title to the Loan, and to execute the intent evidenced by this Assignment.  Furthermore, as soon as practicable after the date hereof, Purchaser shall execute such documents as are required by applicable law so as to substitute Purchaser as the party plaintiff in any litigation, foreclosure or trustee’s sale, any of the preceding of which was commenced by Seller with respect to the Loan prior to the date hereof.

The schedules and exhibits to this Assignment are incorporated and made a part hereof and are an integral part of this Assignment.

Each party hereto shall treat as confidential the transactions contemplated hereby, the parties hereto, the terms of this Assignment, the purchase price for the Loan (or any component thereof), the negotiations between each Seller and Purchaser and their respective affiliates who have engaged in such negotiations in connection with the transactions contemplated herein and/or any correspondence relating to such negotiations between each Seller and Purchaser and their respective affiliates who have sent or received such correspondence (such information, exclusive of any information expressly permitted to be contained in any Publicity Statement (as defined  below) in accordance with the immediately succeeding paragraph, collectively, the “Confidential Information”), except that neither Purchaser nor Seller shall be precluded from making such filings as may be required by law (including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934 and the regulations promulgated thereunder) or the rules of any stock exchange.  Neither Purchaser nor Seller shall disclose the Confidential Information to any Person without the other party’s prior written consent, except each of Seller and Purchaser may disclose such Confidential Information (a) to its officers, directors, affiliates, members, employees, agents, accountants, auditors, attorneys and advisors (collectively, “Representatives”) who are directly involved in the consideration of the transactions contemplated herein or (b) as may be compelled in a judicial or administrative proceeding or as otherwise required by law.  In the event that Purchaser or Seller is required by a judicial or administrative proceeding or as otherwise required by law to disclose any Confidential Information, Purchaser or Seller, as applicable, will (unless prohibited by law or regulation from doing so) provide the other party hereto with prompt notice of such request or requirement so that such party may seek an appropriate protective order.  If, failing the entry of a protective order, Purchaser or Seller is, upon the advice of its counsel, compelled to disclose such Confidential Information, Purchaser or Seller, as applicable, may disclose that portion of the Confidential Information that its counsel advises that it is compelled to disclose and will cooperate with the other party hereto in its efforts to obtain a protective order or other reliable assurance that only the designated portion of the Confidential Information will be disclosed.  This Assignment shall not, and no memorandum or other document relating to this Assignment (other than with respect to any recorded Loan Documents) shall be recorded by Purchaser or Seller without the prior written consent of the other party hereto.  Notwithstanding anything to the contrary contained in this Assignment, this Assignment shall be subject to that certain Limited Disclosure Agreement dated as of April 21, 2010, between Seller and an affiliate of Purchaser (collectively, the “Existing Confidentiality Agreement”); provided, however that nothing contained in the Existing Confidentiality Agreement shall preclude Purchaser or Seller from making such filings as may be required by law (including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934 and the regulations promulgated thereunder) or the rules of any stock exchange.  Except as set forth in the preceding sentence, in the event of any conflict or ambiguity between the terms of this paragraph and the terms of the Existing Confidentiality Agreement, the terms of the Existing Confidentiality Agreement shall govern.  The terms of this paragraph shall survive the closing of the transactions contemplated pursuant to this Assignment.

All news releases, publicity or advertising by Purchaser or Seller or their respective affiliates through any media intended to reach the general public referring to the transactions contemplated herein (a “Publicity Statement”) shall be subject to the prior written approval of the other party hereto, which approval shall not be unreasonably withheld; provided, however, that any Publicity Statement that only contains the names of Seller and Purchaser, the Property name and address, the fact that Seller sold the Loan to Purchaser and the closing date of such sale and otherwise does not contain any Confidential Information shall not require the consent of either party hereto.  Each party shall use commercially reasonable efforts to respond to any request for approval required under this paragraph within five (5) business days of request therefor, provided, however, failure to so respond in such five (5) business day period shall not limit or otherwise affect the non-responding party’s rights hereunder.

This Assignment shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the choice of law rules and principles of said state.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New Jersey and the federal courts of the United States of America located within such state for the purpose of any action or proceeding relating to this Assignment.  SELLER AND PURCHASER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS ASSIGNMENT.

This Assignment contains the entire agreement between Seller and Purchaser relating to the transactions contemplated hereby and supersedes and replaces all prior discussions, representations, communications and agreements (oral and written), other than the Existing Confidentiality Agreement.

This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, Seller and Purchaser have executed this Assignment and Assumption Agreement as of the date first above written.

SELLER:

CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation

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